                                    EXHIBIT 99.1
LendingClub Reports Fourth Quarter and Full Year 2025 Results
Delivered $41.6 million GAAP Net Income, 11.3% ROE and 11.9% ROTCE in fourth quarter
Increased Originations +40%, Revenue +23%, and Diluted EPS +338% in fourth quarter compared to prior year
For the full year 2025: Grew Originations +33%, Revenue +27%, and Diluted EPS +158% compared to prior year

SAN FRANCISCO – January 28, 2026 – LendingClub Corporation (NYSE: LC) today announced financial results for the fourth quarter and full year ended December 31, 2025.

“We closed out a fantastic year with another strong quarter, delivering 40% originations growth and ROTCE approaching 12%,” said Scott Sanborn, LendingClub CEO. “On a full-year basis, we grew originations 33% and more than doubled EPS. We’re entering 2026 from a position of strength, with product innovations and marketing investments taking hold while credit continues to outperform. Our entry into home improvement financing is creating new opportunities and we also expect to leverage ongoing operating discipline and AI efficiencies to further strengthen the earnings power of the company.”

Fourth Quarter 2025 Results

Highlights:
•Achieved $2.6 billion in origination volume, up 40% compared to the prior year, driven by the successful execution of product and marketing initiatives.
•More than quadrupled Diluted EPS to $0.35 compared to the prior year.
•Continued to deliver credit outperformance vs. competitor set, with over 40% better performance.
•Executed $11.9 million of the $100 million Stock Repurchase and Acquisition Program.
•Announced entry into home improvement financing through foundational tech and talent acquisition and a distribution partnership.
•Showcased distinct competitive advantages and near-term and medium-term growth strategy at Investor Day1.

Balance Sheet:
•Total assets of $11.6 billion, up 9% year-over-year, supported primarily by growth in loans on the balance sheet.
•Deposits of $9.8 billion, up 8% year-over-year, driven by growth in consumer accounts.
◦88% of total deposits are FDIC-insured.
•Robust available liquidity of $4.0 billion.
•Strong capital position with a consolidated Tier 1 leverage ratio of 12.0% and a CET1 capital ratio of 17.4%.

Financial Performance:
•Loan originations grew 40% to $2.6 billion, compared to $1.8 billion in the prior year.
•Total net revenue increased 23% to $266.5 million, compared to $217.2 million in the prior year, driven by higher marketplace sales and loan sale pricing, strong credit performance, and higher net interest margin on a larger balance sheet.
◦Net interest margin expanded to 5.98%, compared to 5.42% in the prior year, driven by improved deposit funding costs.
•Provision for credit losses of $47.2 million, compared to $63.2 million in the prior year, driven by strong credit performance and fewer loans held-for-investment at amortized cost in the period.
•Net charge-offs in the held-for-investment at amortized cost loan portfolio improved to $40.1 million, compared to $46.0 million in the prior year, driven by strong credit performance as well as portfolio composition and maturity.
•Net income and Diluted EPS more than quadrupled to $41.6 million and $0.35, respectively, compared to $9.7 million and $0.08 in the prior year, respectively.
•Return on Equity (ROE) of 11.3% with a Return on Tangible Common Equity (ROTCE) of 11.9%.
•Pre-Provision Net Revenue (PPNR) increased 31% to $97.2 million, compared to $74.3 million in the prior year.

1 LendingClub Investor Day Presentation: https://ir.lendingclub.com/events-and-presentations/event-details/2025/LendingClub-2025-Investor-Day-2025-jNi5hV3tmT/default.aspx

	Three Months Ended			Year Ended
($ in millions, except per share amounts)	December 31, 2025	September 30, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Total net revenue	$266.5	$266.2	$217.2	$998.8	$787.0
Non-interest expense	169.3	162.7	142.9	630.6	543.7
Pre-provision net revenue (1)	97.2	103.5	74.3	368.3	243.3
Provision for credit losses	47.2	46.3	63.2	191.3	178.3
Income before income tax expense	50.0	57.2	11.1	176.9	65.1
Income tax expense	(8.5)	(13.0)	(1.4)	(41.3)	(13.7)
Net income	$41.6	$44.3	$9.7	$135.7	$51.3

Diluted EPS	$0.35	$0.37	$0.08	$1.16	$0.45
(1)    See page 3 of this release for additional information on our use of non-GAAP financial measures.

For a calculation of Pre-Provision Net Revenue, Tangible Book Value Per Common Share, and Return on Tangible Common Equity, refer to the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables at the end of this release.

Financial Outlook

First Quarter 2026
Loan originations	$2.55B to $2.65B
Diluted EPS	$0.34 to $0.39

Full Year 2026
Loan originations	$11.6B to $12.6B
Diluted EPS	$1.65 to $1.80

About LendingClub
LendingClub is reimagining what a bank can be by building our business around a simple belief: when our members win, we win. Leveraging innovative technology and engaging mobile-first experiences, our integrated suite of financial products helps people keep more of what they earn and earn more on what they save. Our 5+ million members love us for providing quick and easy access to affordable credit and rewarding their smart financial choices, like making on-time payments, saving regularly, and taking control of debt.

Getting credit right is a key driver of our success. Our advanced underwriting models are informed by over 150 billion cells of proprietary data, derived from tens of millions of repayment events across economic cycles. Our leading credit expertise combined with our resilient bank foundation, capital-light loan marketplace, decades of lending experience, and talented team have enabled us to deliver lasting value to members, loan investors, and stockholders alike. And we’re just getting started.

LendingClub Corporation (NYSE: LC) is the parent company and operator of LendingClub Bank, National Association, Member FDIC. For more information about LendingClub, visit https://www.lendingclub.com.

Conference Call and Webcast Information
The LendingClub fourth quarter 2025 webcast and teleconference is scheduled to begin at 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time) on Wednesday, January 28, 2026. A live webcast of the call will be available at http://ir.lendingclub.com under the Filings & Financials menu in Quarterly Results. To listen to the call, register using this link: https://events.q4inc.com/attendee/908793751 ten minutes prior to 2:00 p.m. Pacific Time (or 5:00 p.m. Eastern Time). An audio archive of the call will be available at http://ir.lendingclub.com. LendingClub has used, and intends to use, its investor relations website, X (formerly Twitter) handles (@LendingClub and @LendingClubIR) and Facebook page (https://www.facebook.com/LendingClubTeam) as a means of disclosing material non-public information and to comply with its disclosure obligations under Regulation FD.

Question Submissions
Prior to quarterly earnings, investors have the ability to submit and upvote questions for LendingClub’s management team to consider. To participate, visit the link provided in each quarter's earnings date announcement.

Contacts
For Investors:
IR@lendingclub.com
Media Contact:
Press@lendingclub.com

Non-GAAP Financial Measures
To supplement our financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: Pre-Provision Net Revenue (PPNR), Tangible Book Value (TBV) Per Common Share, and Return on Tangible Common Equity (ROTCE). Our non-GAAP financial measures do have limitations as analytical tools and you should not consider them in isolation or as a substitute for an analysis of our results under GAAP.

We believe these non-GAAP financial measures provide management and investors with useful supplemental information about the financial performance of our business, enable comparison of financial results between periods where certain items may vary independent of business performance, and enable comparison of our financial results with other public companies.

We believe PPNR is an important measure because it reflects the underlying financial performance of our business operations. PPNR is a non-GAAP financial measure calculated by subtracting the provision for credit losses and income tax benefit/expense from net income.

We believe TBV Per Common Share is an important measure used to evaluate the company’s use of equity. TBV Per Common Share is a non-GAAP financial measure representing tangible common equity for the period (common equity reduced by goodwill and customer relationship intangible assets), divided by the ending number of common shares issued and outstanding.

We believe ROTCE is an important measure because it reflects the company's ability to generate income from its core assets. ROTCE is a non-GAAP financial measure calculated by dividing annualized net income by the average tangible common equity for the applicable period.

For a reconciliation of such measures to the nearest GAAP measures, please refer to the tables on pages 14 and 15 of this release.

Safe Harbor Statement
Some of the statements above, including statements regarding our entry into home improvement financing and anticipated future performance and financial results, are “forward-looking statements.” The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “outlook,” “plan,” “predict,” “project,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ materially from those contemplated by these forward-looking statements include: our loan performance, our ability to continue to attract and retain new and existing borrowers and marketplace investors (including retaining long-term investors through the duration of their expected partnership and achieving the anticipated level of purchases); competition; overall economic conditions; our ability to integrate acquired technology; the interest rate and/or regulatory environment; default rates and those factors set forth in the section titled “Risk Factors” in our most recent Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, as well as in our subsequent filings with the Securities and Exchange Commission. Actual results or events could differ materially from the plans, intentions and expectations disclosed in forward-looking statements, and you should not place undue reliance on forward-looking statements. We do not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

*****

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS
(In thousands, except percentages or as noted)
(Unaudited)

	As of and for the three months ended					% Change
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	Q/Q	Y/Y
Operating Highlights:
Non-interest income	$103,444	$107,792	$94,186	$67,754	$74,817	(4)%	38%
Net interest income	163,027	158,439	154,249	149,957	142,384	3%	14%
Total net revenue	266,471	266,231	248,435	217,711	217,201	—%	23%
Non-interest expense	169,284	162,713	154,718	143,867	142,855	4%	19%
Pre-provision net revenue(1)	97,187	103,518	93,717	73,844	74,346	(6)%	31%
Provision for credit losses	47,158	46,280	39,733	58,149	63,238	2%	(25)%
Income before income tax expense	50,029	57,238	53,984	15,695	11,108	(13)%	350%
Income tax expense	(8,475)	(12,964)	(15,806)	(4,024)	(1,388)	(35)%	511%
Net income	$41,554	$44,274	$38,178	$11,671	$9,720	(6)%	328%

Basic EPS	$0.36	$0.39	$0.33	$0.10	$0.09	(8)%	300%
Diluted EPS	$0.35	$0.37	$0.33	$0.10	$0.08	(5)%	338%

LendingClub Corporation Performance Metrics:
Net interest margin	5.98%	6.18%	6.14%	5.97%	5.42%
Efficiency ratio(2)	63.5%	61.1%	62.3%	66.1%	65.8%
Return on average equity (ROE)(3)	11.3%	12.4%	11.1%	3.5%	2.9%
Return on tangible common equity (ROTCE)(1)(4)	11.9%	13.2%	11.8%	3.7%	3.1%
Return on average total assets (ROA)(5)	1.5%	1.7%	1.5%	0.4%	0.4%
Marketing expense as a % of loan originations	1.77%	1.55%	1.40%	1.47%	1.27%

LendingClub Corporation Capital Metrics:
Common equity Tier 1 capital ratio	17.4%	18.0%	17.5%	17.8%	17.3%
Tier 1 leverage ratio	12.0%	12.3%	12.2%	11.7%	11.0%
Book value per common share	$13.01	$12.68	$12.25	$11.95	$11.83	3%	10%
Tangible book value per common share(1)	$12.30	$11.95	$11.53	$11.22	$11.09	3%	11%

Loan Originations (in millions)(6):
Total loan originations	$2,587	$2,622	$2,391	$1,989	$1,846	(1)%	40%
Marketplace loans	$2,090	$2,027	$1,702	$1,314	$1,241	3%	68%
Loan originations held for investment	$497	$594	$689	$675	$605	(16)%	(18)%
Loan originations held for investment as a % of total loan originations	19%	23%	29%	34%	33%

Servicing Portfolio AUM (in millions)(7):
Total servicing portfolio	$13,423	$12,986	$12,524	$12,241	$12,371	3%	9%
Loans serviced for others	$7,601	$7,612	$7,185	$7,130	$7,207	—%	5%
(1)    Represents a non-GAAP financial measure. See “Reconciliation of GAAP to Non-GAAP Financial Measures.”
(2)    Calculated as the ratio of non-interest expense to total net revenue.
(3)    Calculated as annualized net income divided by average equity for the period presented.
(4)    Calculated as annualized net income divided by average tangible common equity for the period presented.
(5)    Calculated as annualized net income divided by average total assets for the period presented.
(6)    Includes unsecured personal loans and auto loans only.
(7)    Loans serviced on our platform, which includes unsecured personal loans and auto loans serviced for others and retained by the Company.

LENDINGCLUB CORPORATION
OPERATING HIGHLIGHTS (Continued)
(In thousands, except percentages or as noted)
(Unaudited)

	As of the three months ended					% Change
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	Q/Q	Y/Y
Balance Sheet Data:
Securities available for sale	$3,706,709	$3,742,304	$3,527,142	$3,426,571	$3,452,648	(1)%	7%
Loans held for sale at fair value	$1,762,396	$1,213,140	$1,008,168	$703,378	$636,352	45%	177%
Loans and leases held for investment at amortized cost	$4,272,812	$4,363,415	$4,386,321	$4,215,449	$4,125,818	(2)%	4%
Gross allowance for loan and lease losses (1)	$(312,667)	$(308,218)	$(293,707)	$(288,308)	$(285,686)	1%	9%
Recovery asset value (2)	$36,924	$40,444	$40,718	$44,115	$48,952	(9)%	(25)%
Allowance for loan and lease losses	$(275,743)	$(267,774)	$(252,989)	$(244,193)	$(236,734)	3%	16%
Loans and leases held for investment at amortized cost, net	$3,997,069	$4,095,641	$4,133,332	$3,971,256	$3,889,084	(2)%	3%
Loans held for investment at fair value	$473,314	$477,784	$631,736	$818,882	$1,027,798	(1)%	(54)%
Total loans and leases held for investment	$4,470,383	$4,573,425	$4,765,068	$4,790,138	$4,916,882	(2)%	(9)%
Whole loans held on balance sheet (3)	$6,232,779	$5,786,565	$5,773,236	$5,493,516	$5,553,234	8%	12%
Total assets	$11,567,816	$11,072,515	$10,775,333	$10,483,096	$10,630,509	4%	9%
Total deposits	$9,833,870	$9,388,233	$9,136,124	$8,905,902	$9,068,237	5%	8%
Total liabilities	$10,067,388	$9,610,302	$9,369,298	$9,118,579	$9,288,778	5%	8%
Total equity	$1,500,428	$1,462,213	$1,406,035	$1,364,517	$1,341,731	3%	12%
(1)    Represents the allowance for future estimated net charge-offs on existing portfolio balances.
(2)    Represents the negative allowance for expected recoveries of amounts previously charged-off.
(3)    Includes loans held for sale at fair value, loans and leases held for investment at amortized cost, net of allowance for loan and lease losses, and loans held for investment at fair value.

The asset quality metrics presented in the following table are for loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

	As of and for the three months ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Asset Quality Metrics (1):
Allowance for loan and lease losses to total loans and leases held for investment at amortized cost	6.5%	6.1%	5.8%	5.8%	5.7%
Allowance for loan and lease losses to commercial loans and leases held for investment at amortized cost	2.5%	2.3%	2.3%	2.7%	3.9%
Allowance for loan and lease losses to consumer loans and leases held for investment at amortized cost	7.2%	6.8%	6.4%	6.3%	6.1%
Gross allowance for loan and lease losses to consumer loans and leases held for investment at amortized cost	8.2%	7.9%	7.5%	7.5%	7.5%
Net charge-offs	$40,074	$31,122	$31,800	$48,923	$45,977
Net charge-off ratio (2)	3.7%	2.9%	3.0%	4.8%	4.5%
(1)    Calculated as ALLL or gross ALLL, where applicable, to the corresponding portfolio segment balance of loans and leases held for investment at amortized cost.
(2)    Net charge-off ratio is calculated as annualized net charge-offs divided by average outstanding loans and leases held for investment during the period.

LENDINGCLUB CORPORATION
LOANS AND LEASES HELD FOR INVESTMENT
(In thousands)
(Unaudited)
The following table presents loans and leases held for investment at amortized cost and loans held for investment at fair value:

	December 31, 2025	December 31, 2024
Unsecured personal	$3,191,430	$3,106,472
Residential mortgages	151,073	172,711
Secured consumer	261,045	230,232
Total consumer loans held for investment	3,603,548	3,509,415
Equipment finance (1)	39,757	64,232
Commercial real estate (2)	472,489	373,785
Commercial and industrial	157,018	178,386
Total commercial loans and leases held for investment	669,264	616,403
Total loans and leases held for investment at amortized cost	4,272,812	4,125,818
Allowance for loan and lease losses	(275,743)	(236,734)
Loans and leases held for investment at amortized cost, net	$3,997,069	$3,889,084
Loans held for investment at fair value	473,314	1,027,798
Total loans and leases held for investment	$4,470,383	$4,916,882
(1)    Comprised of sales-type leases for equipment.
(2)    Includes $286.8 million and $160.1 million in loans originated through the Small Business Association (SBA) as of December 31, 2025 and December 31, 2024, respectively.

LENDINGCLUB CORPORATION
ALLOWANCE FOR LOAN AND LEASE LOSSES
(In thousands)
(Unaudited)

The following table presents the components of the allowance for loan and lease losses on loans and leases held for investment at amortized cost:

	December 31, 2025	December 31, 2024
Gross allowance for loan and lease losses (1)	$312,667	$285,686
Recovery asset value (2)	(36,924)	(48,952)
Allowance for loan and lease losses	$275,743	$236,734
(1)    Represents the allowance for future estimated net charge-offs on existing portfolio balances.
(2)    Represents the negative allowance for expected recoveries of amounts previously charged-off.

The following tables present the allowance for loan and lease losses on loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

	Three Months Ended
	December 31, 2025			September 30, 2025
	Consumer	Commercial	Total	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$252,557	$15,217	$267,774	$237,433	$15,556	$252,989
Credit loss expense (benefit) for loans and leases held for investment	46,560	1,483	48,043	46,390	(483)	45,907
Charge-offs	(54,556)	(2)	(54,558)	(47,886)	—	(47,886)
Recoveries	14,250	234	14,484	16,620	144	16,764
Allowance for loan and lease losses, end of period	$258,811	$16,932	$275,743	$252,557	$15,217	$267,774

	Three Months Ended
	December 31, 2024
	Consumer	Commercial	Total
Allowance for loan and lease losses, beginning of period	$200,899	$19,665	$220,564
Credit loss expense for loans and leases held for investment	56,322	5,825	62,147
Charge-offs	(64,167)	(1,887)	(66,054)
Recoveries	19,544	533	20,077
Allowance for loan and lease losses, end of period	$212,598	$24,136	$236,734

LENDINGCLUB CORPORATION
PAST DUE LOANS AND LEASES HELD FOR INVESTMENT
(In thousands)
(Unaudited)
The following tables present past due loans and leases held for investment at amortized cost and do not reflect loans held for investment at fair value:

December 31, 2025	30-59 Days	60-89 Days	90 or More Days	Total	Guaranteed Amount (1)
Unsecured personal	$22,491	$18,550	$17,936	$58,977	$—
Residential mortgages	—	888	86	974	—
Secured consumer	3,006	596	395	3,997	—
Total consumer loans held for investment	$25,497	$20,034	$18,417	$63,948	$—

Equipment finance	$696	$—	$3,088	$3,784	$—
Commercial real estate	—	—	11,182	11,182	8,231
Commercial and industrial	1,540	1,878	20,074	23,492	14,930
Total commercial loans and leases held for investment	$2,236	$1,878	$34,344	$38,458	$23,161
Total loans and leases held for investment at amortized cost	$27,733	$21,912	$52,761	$102,406	$23,161

December 31, 2024	30-59 Days	60-89 Days	90 or More Days	Total	Guaranteed Amount (1)
Unsecured personal	$23,530	$19,293	$21,387	$64,210	$—
Residential mortgages	151	88	—	239	—
Secured consumer	2,342	600	337	3,279	—
Total consumer loans held for investment	$26,023	$19,981	$21,724	$67,728	$—

Equipment finance	$67	$—	$4,551	$4,618	$—
Commercial real estate	8,320	483	9,731	18,534	8,456
Commercial and industrial	6,257	1,182	15,971	23,410	18,512
Total commercial loans and leases held for investment	$14,644	$1,665	$30,253	$46,562	$26,968
Total loans and leases held for investment at amortized cost	$40,667	$21,646	$51,977	$114,290	$26,968
(1)    Represents loan balances guaranteed by the SBA.

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended			Change (%)
	December 31, 2025	September 30, 2025	December 31, 2024	Q4 2025 vs Q3 2025	Q4 2025 vs Q4 2024
Non-interest income:
Origination fees	$109,562	$105,731	$64,745	4%	69%
Servicing fees	12,845	17,000	17,391	(24)%	(26)%
Gain on sales of loans	15,546	17,799	15,007	(13)%	4%
Net fair value adjustments	(39,451)	(38,375)	(24,980)	(3)%	(58)%
Marketplace revenue	98,502	102,155	72,163	(4)%	36%
Other non-interest income	4,942	5,637	2,654	(12)%	86%
Total non-interest income	103,444	107,792	74,817	(4)%	38%

Total interest income	250,586	241,801	240,596	4%	4%
Total interest expense	87,559	83,362	98,212	5%	(11)%
Net interest income	163,027	158,439	142,384	3%	14%

Total net revenue	266,471	266,231	217,201	—%	23%

Provision for credit losses	47,158	46,280	63,238	2%	(25)%

Non-interest expense:
Compensation and benefits	60,638	60,830	58,656	—%	3%
Marketing	45,680	40,712	23,415	12%	95%
Equipment and software	14,410	13,465	13,361	7%	8%
Depreciation and amortization	16,641	16,879	19,748	(1)%	(16)%
Professional services	11,353	10,922	9,136	4%	24%
Occupancy	5,457	5,245	3,991	4%	37%
Other non-interest expense	15,105	14,660	14,548	3%	4%
Total non-interest expense	169,284	162,713	142,855	4%	19%

Income before income tax expense	50,029	57,238	11,108	(13)%	350%
Income tax expense	(8,475)	(12,964)	(1,388)	(35)%	511%
Net income	$41,554	$44,274	$9,720	(6)%	328%

Net income per share:
Basic EPS	$0.36	$0.39	$0.09	(8)%	300%
Diluted EPS	$0.35	$0.37	$0.08	(5)%	338%
Weighted-average common shares – Basic	115,334,621	114,961,676	112,788,050	—%	2%
Weighted-average common shares – Diluted	118,855,315	118,188,124	116,400,285	1%	2%

LENDINGCLUB CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Continued)
(In thousands, except share and per share data)
(Unaudited)

	Year Ended December 31,
	2025	2024	Change (%)
Non-interest income:
Origination fees	$372,815	$283,420	32%
Servicing fees	58,988	64,933	(9)%
Gain on sales of loans	59,087	49,097	20%
Net fair value adjustments	(134,946)	(154,659)	13%
Marketplace revenue	355,944	242,791	47%
Other non-interest income	17,232	10,179	69%
Total non-interest income	373,176	252,970	48%

Total interest income	961,543	907,958	6%
Total interest expense	335,871	373,917	(10)%
Net interest income	625,672	534,041	17%

Total net revenue	998,848	787,011	27%

Provision for credit losses	191,320	178,267	7%

Non-interest expense:
Compensation and benefits	241,846	232,158	4%
Marketing	149,211	100,402	49%
Equipment and software	57,014	51,194	11%
Depreciation and amortization	62,889	58,834	7%
Professional services	42,339	32,045	32%
Occupancy	19,834	15,798	26%
Other non-interest expense	57,449	53,247	8%
Total non-interest expense	630,582	543,678	16%

Income before income tax expense	176,946	65,066	172%
Income tax expense	(41,269)	(13,736)	200%
Net income	$135,677	$51,330	164%

Net income per share:
Basic EPS	$1.18	$0.46	157%
Diluted EPS	$1.16	$0.45	158%
Weighted-average common shares – Basic	114,605,220	111,731,523	3%
Weighted-average common shares – Diluted	117,233,815	113,122,859	4%

LENDINGCLUB CORPORATION
NET INTEREST INCOME
(In thousands, except percentages or as noted)
(Unaudited)

	Consolidated LendingClub Corporation (1)
	Three Months Ended December 31, 2025			Three Months Ended September 30, 2025			Three Months Ended December 31, 2024
	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate	Average Balance	Interest Income/ Expense	Average Yield/ Rate
Interest-earning assets (2)
Cash, cash equivalents, restricted cash and other	$905,427	$8,824	3.90%	$603,777	$6,390	4.23%	$1,193,570	$14,194	4.76%
Securities available for sale at fair value	3,695,980	55,948	6.06%	3,564,732	56,253	6.31%	3,390,315	57,259	6.76%
Loans held for sale at fair value	1,530,624	51,006	13.33%	1,198,581	37,628	12.56%	673,279	20,696	12.30%
Loans and leases held for investment:
Unsecured personal loans	3,252,204	106,716	13.13%	3,268,142	110,151	13.48%	3,080,934	104,011	13.50%
Commercial and other consumer loans	1,060,201	15,800	5.96%	1,069,629	16,060	6.01%	1,023,041	14,203	5.55%
Loans and leases held for investment at amortized cost	4,312,405	122,516	11.36%	4,337,771	126,211	11.64%	4,103,975	118,214	11.52%
Loans held for investment at fair value	455,168	12,292	10.80%	552,848	15,319	11.08%	1,153,204	30,233	10.49%
Total loans and leases held for investment	4,767,573	134,808	11.31%	4,890,619	141,530	11.58%	5,257,179	148,447	11.29%
Total interest-earning assets	10,899,604	250,586	9.20%	10,257,709	241,801	9.43%	10,514,343	240,596	9.15%
Cash and due from banks and restricted cash	32,308			29,655			51,555
Allowance for loan and lease losses	(275,187)			(260,744)			(227,673)
Other non-interest earning assets	644,221			638,821			597,609
Total assets	$11,300,946			$10,665,441			$10,935,834
Interest-bearing liabilities
Interest-bearing deposits:
Savings and money market accounts	6,478,888	60,960	3.73%	6,442,649	61,782	3.80%	5,719,248	61,545	4.28%
Certificates of deposit	2,400,374	25,377	4.19%	1,851,320	19,990	4.28%	2,638,470	32,288	4.87%
Checking accounts	396,430	1,221	1.22%	406,494	1,449	1.41%	662,510	4,367	2.62%
Interest-bearing deposits	9,275,692	87,558	3.75%	8,700,463	83,221	3.79%	9,020,228	98,200	4.33%
Other interest-bearing liabilities	109	1	4.28%	12,174	141	4.61%	615	12	7.20%
Total interest-bearing liabilities	9,275,801	87,559	3.75%	8,712,637	83,362	3.80%	9,020,843	98,212	4.33%
Noninterest-bearing deposits	311,147			291,231			328,022
Other liabilities	240,642			237,035			251,239
Total liabilities	$9,827,590			$9,240,903			$9,600,104
Total equity	$1,473,356			$1,424,538			$1,335,730
Total liabilities and equity	$11,300,946			$10,665,441			$10,935,834

Interest rate spread			5.45%			5.63%			4.82%

Net interest income and net interest margin		$163,027	5.98%		$158,439	6.18%		$142,384	5.42%
(1)    Consolidated presentation reflects intercompany eliminations.
(2)    Nonaccrual loans and any related income are included in their respective loan categories.

LENDINGCLUB CORPORATION
CONSOLIDATED BALANCE SHEETS
(In Thousands, Except Share and Per Share Amounts)
(Unaudited)

	December 31, 2025	December 31, 2024
Assets
Cash and due from banks	$11,749	$15,524
Interest-bearing deposits in banks	905,905	938,534
Total cash and cash equivalents	917,654	954,058
Restricted cash	12,783	23,338
Securities available for sale at fair value ($3,733,780 and $3,492,264 at amortized cost, respectively)	3,706,709	3,452,648
Loans held for sale at fair value	1,762,396	636,352
Loans and leases held for investment	4,272,812	4,125,818
Allowance for loan and lease losses	(275,743)	(236,734)
Loans and leases held for investment, net	3,997,069	3,889,084
Loans held for investment at fair value	473,314	1,027,798
Property, equipment and software, net	254,088	167,532
Goodwill	75,717	75,717
Other assets	368,086	403,982
Total assets	$11,567,816	$10,630,509
Liabilities and Equity
Deposits:
Interest-bearing	$9,459,483	$8,676,119
Noninterest-bearing	374,387	392,118
Total deposits	9,833,870	9,068,237
Other liabilities	233,518	220,541
Total liabilities	10,067,388	9,288,778
Equity
Common stock, $0.01 par value; 180,000,000 shares authorized; 115,368,987 and 113,383,917 shares issued and outstanding, respectively	1,154	1,134
Additional paid-in capital	1,719,233	1,702,316
Accumulated deficit	(201,799)	(337,476)
Accumulated other comprehensive loss	(18,160)	(24,243)
Total equity	1,500,428	1,341,731
Total liabilities and equity	$11,567,816	$10,630,509

LENDINGCLUB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except share and per share data)
(Unaudited)
Pre-Provision Net Revenue

	For the three months ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
GAAP Net income	$41,554	$44,274	$38,178	$11,671	$9,720
Less: Provision for credit losses	(47,158)	(46,280)	(39,733)	(58,149)	(63,238)
Less: Income tax expense	(8,475)	(12,964)	(15,806)	(4,024)	(1,388)
Pre-provision net revenue	$97,187	$103,518	$93,717	$73,844	$74,346

	For the three months ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Non-interest income	$103,444	$107,792	$94,186	$67,754	$74,817
Net interest income	163,027	158,439	154,249	149,957	142,384
Total net revenue	266,471	266,231	248,435	217,711	217,201
Non-interest expense	(169,284)	(162,713)	(154,718)	(143,867)	(142,855)
Pre-provision net revenue	97,187	103,518	93,717	73,844	74,346
Provision for credit losses	(47,158)	(46,280)	(39,733)	(58,149)	(63,238)
Income before income tax expense	50,029	57,238	53,984	15,695	11,108
Income tax expense	(8,475)	(12,964)	(15,806)	(4,024)	(1,388)
GAAP Net income	$41,554	$44,274	$38,178	$11,671	$9,720
Tangible Book Value Per Common Share

	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
GAAP common equity	$1,500,428	$1,462,213	$1,406,035	$1,364,517	$1,341,731
Less: Goodwill	(75,717)	(75,717)	(75,717)	(75,717)	(75,717)
Less: Customer relationship intangible assets	(5,685)	(8,206)	(7,068)	(7,778)	(8,586)
Tangible common equity	$1,419,026	$1,378,290	$1,323,250	$1,281,022	$1,257,428

Book value per common share
GAAP common equity	$1,500,428	$1,462,213	$1,406,035	$1,364,517	$1,341,731
Common shares issued and outstanding	115,368,987	115,301,440	114,740,147	114,199,832	113,383,917
Book value per common share	$13.01	$12.68	$12.25	$11.95	$11.83

Tangible book value per common share
Tangible common equity	$1,419,026	$1,378,290	$1,323,250	$1,281,022	$1,257,428
Common shares issued and outstanding	115,368,987	115,301,440	114,740,147	114,199,832	113,383,917
Tangible book value per common share	$12.30	$11.95	$11.53	$11.22	$11.09

LENDINGCLUB CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES (Continued)
(In thousands, except ratios)
(Unaudited)
Return On Tangible Common Equity

	For the three months ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Average GAAP common equity	$1,473,356	$1,424,538	$1,381,199	$1,349,473	$1,335,730
Less: Average goodwill	(75,717)	(75,717)	(75,717)	(75,717)	(75,717)
Less: Average customer relationship intangible assets	(6,031)	(6,722)	(7,423)	(8,182)	(9,013)
Average tangible common equity	$1,391,608	$1,342,099	$1,298,059	$1,265,574	$1,251,000

Return on average equity
Annualized GAAP net income	$166,216	$177,096	$152,712	$46,684	$38,880
Average GAAP common equity	$1,473,356	$1,424,538	$1,381,199	$1,349,473	$1,335,730
Return on average equity	11.3%	12.4%	11.1%	3.5%	2.9%

Return on tangible common equity
Annualized GAAP net income	$166,216	$177,096	$152,712	$46,684	$38,880
Average tangible common equity	$1,391,608	$1,342,099	$1,298,059	$1,265,574	$1,251,000
Return on tangible common equity	11.9%	13.2%	11.8%	3.7%	3.1%